Discipline Fund ETF
Schedule of Investments
October 31, 2021 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 99.6%
52,702	SPDR Portfolio Corporate Bond	$1,854,584
70,673	SPDR Portfolio Developed World ex-US ETF	2,640,343
11,526	Vanguard FTSE Emerging Markets ETF	583,907
55,348	Vanguard Intermediate-Term Treasury ETF	3,708,316
20,800	Vanguard Long-Term Treasury ETF	1,855,984
6,275	Vanguard S&P 500 ETF	2,649,054
	TOTAL INVESTMENT COMPANIES (Cost $$13,185,497)	13,292,188

MONEY MARKET FUNDS - 0.4%
52,330	First American Government Obligations Fund - Class X, 0.03% (a)	52,330
	TOTAL MONEY MARKET FUNDS (Cost $52,330)	52,330

	TOTAL INVESTMENTS (Cost $13,237,827) - 100.0%	13,344,518
	Other Liabilities in Excess of Assets - 0.0% (b)	(5,813)
	TOTAL NET ASSETS - 100.0%	$13,338,705

Percentages are stated as a percent of net assets.

(a)	Rate shown is the 7-day effective yield.

(b)	Represents less than 0.05% of net assets.

DISCIPLINE FUND ETF

NOTES TO FINANCIAL STATEMENTS

October 31, 2021 (UNAUDITED)

NOTE 1 – ORGANIZATION

Discipline Fund ETF (the “Fund”) is a series of the Alpha Architect ETF Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered diversified under the 1940 Act. The Fund commenced operations on September 21, 2021. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services-Investment Companies. The Fund’s investment objective is to achieve long-term capital growth.

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio of other large, broad-based ETFs that the Sub-Adviser (Orcam Financial Group, LLC d/b/a Discipline Funds) believes can reduce the Fund’s relative stock and bond risks when compared to a traditional diversified market cap-weighted index fund. The Fund will provide a globally diversified portfolio, which will be systematically reallocated depending on the Sub- Adviser’s assessment of the risks in the then-current market environment. The Fund will seek long-term growth of capital with reduced investment volatility.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of October 31, 2021, the Fund did hold not hold any “fair valued” securities.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

DISCIPLINE FUND ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021 (UNAUDITED)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of October 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Discipline Fund ETF
Assets*
Investment Companies	$13,292,188	$-	$-	$13,292,188
Money Market Funds	52,330	-	-	52,330
Total Investments in Securities	$13,344,518	$-	$-	$13,344,518

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended October 31, 2021, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.